Exhibit 99.1

COMPUCREDIT REPORTS FOURTH QUARTER 2006 EARNINGS

ATLANTA, GA, February 13, 2007 – CompuCredit (NASDAQ: CCRT) reported fourth quarter 2006 managed earnings of $19.9 million, or $0.40 of managed earnings per fully diluted share, as compared to managed earnings of $18.1 million, or $0.36 of managed earnings per fully diluted share for the fourth quarter of 2005.

Under GAAP, or generally accepted accounting principles, fourth quarter 2006 net income was $9.7 million, or $0.19 net income per common share on a fully diluted basis, as compared to fourth quarter 2005 net income of $3.0 million, or $0.06 net income per common share on a fully diluted basis.

The managed and GAAP fourth quarter 2006 results are net of CompuCredit’s $15 million charitable contribution (which reduced net income by $0.19 per diluted share) under the 2006 CompuCredit Corporation Shareholder Charitable Designation Program, and the managed and GAAP fourth quarter 2005 results are net of CompuCredit’s $12 million charitable contribution (which reduced net income by $0.15 per diluted share) under the 2005 CompuCredit Corporation Shareholder Charitable Designation Program.

CompuCredit’s net interest margin was 22.6 percent in the fourth quarter of 2006, as compared to 22.4 percent for the fourth quarter of 2005 and 26.0 percent in the previous quarter. The adjusted charge-off rate decreased to 11.0 percent in the fourth quarter of 2006 from 11.2 percent for the fourth quarter of 2005 and increased from 9.4 percent in the previous quarter. As of December 31, 2006, the 60-plus day delinquency rate was 14.1 percent, up from 9.3 percent as of December 31, 2005 and 14.0 percent as of September 30, 2006.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating and statistical data prepared on a so-called “managed basis.” It is also important to analysts, investors and others that CompuCredit provides selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of

CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities was ever transferred to securitization facilities and present the net credit losses and delinquent balances on the receivables as if we still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that a significant majority of CompuCredit’s credit card receivables (i.e., all but $760.8 million of GAAP credit card receivables at gross face value) had been sold in securitization transactions as of December 31, 2006; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge-offs as reported to us through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that we manage for CompuCredit’s equity-method investees; (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results; and (5) recognition that CompuCredit’s Fingerhut managed receivables were recorded at a $0 basis in CompuCredit’s GAAP financial statements prior to CompuCredit’s re-securitization of these receivables in September 2005.

* * * * *

Further details regarding CompuCredit’s fourth quarter 2006 financial performance will be discussed during management’s conference call on Wednesday, February 14, 2007 at 8:00 a.m., Eastern Time. The media and public are invited to listen to the live webcast of the call, accessible on the Internet at www.CompuCredit.com. A replay of the conference call also will be available on the web site.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contacts

Media

Relations:    Denise Harrod, 678-259-8114, Denise.Harrod@CompuCredit.com

Investor

Relations:    Jay Putnam, 770-206-6364, Jay.Putnam@CompuCredit.com

CompuCredit Corporation and Subsidiaries

Financial, Operating and and Statistical Measures

(Unaudited)

(In thousands, except for per share data and percentages)

	As Of And For The Three Months Ended
	December 31, 2006	September 30, 2006	December 31, 2005
Common Share Statistics
Net Income Per Common Share—Basic	$0.20	$0.80	$0.06
Net Income Per Common Share—Diluted	$0.19	$0.78	$0.06
Book Value Per Common Share Outstanding (Period End)	$17.89	$17.65	$15.67
Stock Price Per Share (Period End)	$39.81	$30.21	$38.46
Total Market Capitalization (Period End)	$1,967,240	$1,491,052	$1,882,620
Shares Outstanding (Period End)(1)	49,416	49,356	48,950
Weighted Average Shares Outstanding—Basic	48,745	48,742	48,603
Weighted Average Shares Outstanding—Diluted	50,328	50,022	50,387
Average Managed Receivables Statistics (2)
Average Managed Receivables	$2,771,383	$2,719,653	$2,430,026
Average Shareholders’ Equity	$878,944	$850,179	$764,993
GAAP Return on Average Managed Receivables	1.4%	5.7%	0.5%
GAAP Return on Average Equity (ROE)	4.4%	18.3%	1.6%
Net Interest Margin	22.6%	26.0%	22.4%
Other Income Ratio	16.5%	15.7%	17.4%
Net Charge-Off Rate	12.1%	10.1%	13.4%
Adjusted Charge-Off Rate	11.0%	9.4%	11.2%
Adjusted Charge Offs	$76,050	$63,596	$67,777
Risk Adjusted Margin	27.7%	32.0%	28.4%
Operating Ratio	18.7%	15.9%	18.6%
Period-End Managed Receivables Statistics (2)
Total Managed Receivables	$2,815,219	$2,754,125	$2,493,244
Delinquency Rate (60+ days)	14.1%	14.0%	9.3%
Number of Accounts	3,865	3,773	3,588
Shareholders’ Equity	$883,940	$871,217	$767,211
Equity to Managed Receivables Ratio	31.4%	31.6%	30.8%

(1)	Shares outstanding balances exclude 5,677,950 shares that are outstanding at December 31, 2006, December 31, 2005 and September 30, 2006 but that are returnable to CompuCredit under the terms of a share lending arrangement.
(2)	Excludes receivables at or near charge off at the time of purchase.

CompuCredit Corporation and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands)

	December 31, 2006	December 31, 2005
	(Unaudited)
Assets
Cash and cash equivalents (including restricted cash of $15,104 and $11,065 at December 31, 2006 and 2005, respectively)	$110,412	$240,655
Securitized earning assets	801,715	786,983
Non-securitized earning assets, net:
Loans and fees receivable, net (of $118,005 and $100,414 in deferred revenue and $225,319 and $54,240 in allowances for uncollectible loans and fees receivable at December 31, 2006 and 2005, respectively)	653,716	375,919
Investments in previously charged-off receivables	12,871	16,993
Investments in securities	141,657	75,399
U.S. government securities resale agreements	50,577	—
Deferred costs, net	25,762	31,012
Software, furniture, fixtures and equipment, net	63,986	48,383
Investments in equity-method investees	83,038	69,343
Intangibles, net	12,382	13,749
Goodwill	120,115	130,800
Prepaid expenses and other assets	37,666	31,954

Total assets	$2,113,897	$1,821,190

Liabilities
Accounts payable and accrued expenses	$112,453	$96,483
Notes payable and other borrowings	358,694	165,186
Convertible senior notes	550,000	550,000
Deferred revenue primarily from forward-flow agreement	55,260	67,585
Current and deferred income tax liabilities	112,983	129,283

Total liabilities	1,189,390	1,008,537

Minority interests	40,567	45,442

Shareholders’ equity
Common stock, no par value, 150,000,000 shares authorized: 59,464,216 shares issued and 55,093,686 shares outstanding at December 31, 2006 (including 5,677,950 loaned shares to be returned); and 59,080,610 shares issued and 54,628,020 shares outstanding at December 31, 2005 (including 5,677,950 loaned shares to be returned)	—	—
Additional paid-in capital	321,022	312,752
Treasury stock, at cost, 4,370,530 and 4,452,590 shares at December 31, 2006 and 2005, respectively	(124,084)	(125,068)
Warrants	25,610	25,610
Retained earnings	661,392	553,917

Total shareholders’ equity	883,940	767,211

Total liabilities and shareholders’ equity	$2,113,897	$1,821,190

CompuCredit Corporation and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share data)

	For Three Months Ended			For Year Ended
	December 31, 2006	September 30, 2006	December 31, 2005	December 31, 2006	December 31, 2005
Interest income:
Consumer loans, including past due fees	$83,212	$77,003	$41,739	$278,994	$113,308
Other	5,663	4,524	4,195	19,142	12,307

Total interest income	88,875	81,527	45,934	298,136	125,615
Interest expense	(15,528)	(12,573)	(8,831)	(52,472)	(33,971)

Net interest income before fees and related income on non-securitized earning assets and provision for loan losses	73,347	68,954	37,103	245,664	91,644
Fees and related income on non-securitized earning assets	180,084	152,188	100,150	596,411	477,482
Provision for loan losses	(171,777)	(135,040)	(53,812)	(512,579)	(140,660)

Net interest income, fees and related income on non-securitized earning assets	81,654	86,102	83,441	329,496	428,466

Other operating income:
Fees and related income on securitized earning assets	53,786	50,837	11,295	200,232	127,779
Servicing income	19,566	19,908	35,309	90,855	143,128
Ancillary and interchange revenues	14,223	9,857	9,627	43,318	28,954
Equity in income of equity-method investees	13,172	42,164	9,738	106,883	45,627

Total other operating income	100,747	122,766	65,969	441,288	345,488

Other operating expense:
Salaries and benefits	12,666	14,523	9,652	50,211	33,815
Card and loan servicing	67,626	65,419	60,976	259,496	238,599
Marketing and solicitation	30,371	24,966	30,326	106,063	95,280
Depreciation	10,094	7,875	5,188	32,843	18,593
Goodwill impairment	—	—	—	10,546	—
Other	45,411	29,082	39,942	130,797	104,475

Total other operating expense	166,168	141,865	146,084	589,956	490,762

Income before minority interests and income taxes	16,233	67,003	3,326	180,828	283,192
Minority interests	(1,069)	(6,363)	1,360	(12,898)	(13,349)

Income before income taxes	15,164	60,640	4,686	167,930	269,843
Income taxes	(5,459)	(21,830)	(1,711)	(60,455)	(98,493)

Net income	$9,705	$38,810	$2,975	$107,475	$171,350

Net income per common share—basic	$0.20	$0.80	$0.06	$2.21	$3.46

Net income per common share—diluted	$0.19	$0.78	$0.06	$2.14	$3.34

CompuCredit Corporation and Subsidiaries

Business Segment Data

(Unaudited)

(In thousands)

Three Months Ended December 31, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$36,139	$14,149	$24,274	$5,009	$2,083	$81,654

Total other operating income (loss)	$100,159	$217	$153	$218	$—	$100,747

Income (loss) before income taxes	$13,556	$9,374	$3,878	$(2,343)	$(9,301)	$15,164

Loans and fees receivable, gross	$760,825	$—	$90,615	$137,169	$8,431	$997,040

Loans and fees receivable, net	$451,640	$—	$82,522	$113,466	$6,088	$653,716

Total assets	$1,674,896	$28,988	$218,809	$157,500	$33,704	$2,113,897

Year Ended December 31, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$167,605	$47,426	$80,114	$32,151	$2,200	$329,496

Total other operating income (loss)	$433,904	$528	$5,993	$838	$25	$441,288

Income (loss) before income taxes	$179,829	$30,079	$(10,607)	$4,280	$(35,651)	$167,930

Loans and fees receivable, gross	$760,825	$—	$90,615	$137,169	$8,431	$997,040

Loans and fees receivable, net	$451,640	$—	$82,522	$113,466	$6,088	$653,716

Total assets	$1,674,896	$28,988	$218,809	$157,500	$33,704	$2,113,897

Three Months Ended December 31, 2005	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income (loss) on non-securitized earning assets	$52,316	$7,978	$17,528	$7,224	$(1,605)	$83,441

Total other operating income	$59,979	$25	$5,385	$580	$—	$65,969

Income (loss) before income taxes	$11,270	$2,312	$3,209	$1,139	$(13,244)	$4,686

Loans and fees receivable, gross	$326,696	$—	$57,806	$144,489	$1,582	$530,573

Loans and fees receivable, net	$204,777	$—	$52,001	$118,189	$952	$375,919

Total assets	$1,405,883	$36,369	$200,579	$159,222	$19,137	$1,821,190

Year Ended December 31, 2005	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income (loss) on non-securitized earning assets	$221,349	$119,157	$63,147	$25,452	$(639)	$428,466

Total other operating income	$317,359	$4,320	$23,229	$580	$—	$345,488

Income (loss) before income taxes	$199,868	$92,016	$9,768	$6,117	$(37,926)	$269,843

Loans and fees receivable, gross	$326,696	$—	$57,806	$144,489	$1,582	$530,573

Loans and fees receivable, net	$204,777	$—	$52,001	$118,189	$952	$375,919

Total assets	$1,405,883	$36,369	$200,579	$159,222	$19,137	$1,821,190

CompuCredit Corporation and Subsidiaries

Managed Earnings and Reconciliation of Reported GAAP Net Income to Managed Earnings

(Unaudited)

(In thousands, except per share data)

	For The Three Months Ended			For The Year Ended
	December 31, 2006	September 30, 2006	December 31, 2005	December 31, 2006	December 31, 2005
GAAP net income as reported	$9,705	$38,810	$2,975	$107,475	$171,350
Securitization adjustment, net of tax	(11,698)	3,149	582	(1,000)	(33,478)
Provision to charge off adjustment, net of tax	21,912	11,415	14,545	70,444	42,852

Managed net income	$19,919	$53,374	$18,102	$176,919	$180,724

Managed net income per common share	$0.40	$1.07	$0.36	$3.51	$3.53

	For The Three Months Ended December 31, 2006			For The Three Months Ended December 31, 2005
	GAAP	Adjustments	MANAGED	GAAP	Adjustments	MANAGED
Net interest margin on loans receivable	$83,212	$73,502	$156,714	$41,739	$94,506	$136,245
Net interest expense	(9,865)	6,344	(3,521)	(4,636)	2,831	(1,805)
Provision / charge offs	(171,777)	95,727	(76,050)	(53,812)	(13,965)	(67,777)
Other operating income	280,831	(166,221)	114,610	166,119	(60,154)	105,965
Marketing expense	(30,371)	—	(30,371)	(30,326)	—	(30,326)
Ancillary product expense	(412)	—	(412)	(654)	—	(654)
Operating expenses	(135,385)	5,538	(129,847)	(115,104)	1,963	(113,141)
Minority interests	(1,069)	1,069	—	1,360	(1,360)	—

Pre-tax net income	15,164	15,959	31,123	4,686	23,821	28,507
Income taxes	(5,459)	(5,745)	(11,204)	(1,711)	(8,694)	(10,405)

Net income	$9,705	$10,214	$19,919	$2,975	$15,127	$18,102

Weighted average shares outstanding	50,328	50,328	50,328	50,387	50,387	50,387

Net income per common share	$0.19	$0.21	$0.40	$0.06	$0.30	$0.36

Gross loans and fees receivable	$997,040	$1,818,179	$2,815,219	$530,573	$1,962,671	$2,493,244

	For The Year Ended December 31, 2006			For The Year Ended December 31, 2005
	GAAP	Adjustments	MANAGED	GAAP	Adjustments	MANAGED
Net interest margin on loans receivable	$278,994	$364,805	$643,799	$113,308	$417,034	$530,342
Net interest expense	(33,330)	20,651	(12,679)	(21,664)	6,820	(14,844)
Provision / charge offs	(512,579)	273,933	(238,646)	(140,660)	(61,273)	(201,933)
Other operating income	1,037,699	(586,118)	451,581	822,970	(378,049)	444,921
Marketing expense	(106,063)	—	(106,063)	(95,280)	—	(95,280)
Ancillary product expense	(2,868)	—	(2,868)	(1,808)	—	(1,808)
Operating expenses	(481,025)	22,336	(458,689)	(393,674)	16,880	(376,794)
Minority interests	(12,898)	12,898	—	(13,349)	13,349	—

Pre-tax net income	167,930	108,505	276,435	269,843	14,761	284,604
Income taxes	(60,455)	(39,061)	(99,516)	(98,493)	(5,387)	(103,880)

Net income	$107,475	$69,444	$176,919	$171,350	$9,374	$180,724

Weighted average shares outstanding	50,338	50,338	50,338	51,228	51,228	51,228

Net income per common share	$2.14	$1.37	$3.51	$3.34	$0.19	$3.53

Gross loans and fees receivable	$997,040	$1,818,179	$2,815,219	$530,573	$1,962,671	$2,493,244

	For The Three Months Ended September 30, 2006
	GAAP	Adjustments	MANAGED
Net interest margin on loans receivable	$77,003	$99,482	$176,485
Net interest expense	(8,049)	5,581	(2,468)
Provision / charge offs	(135,040)	71,472	(63,568)
Other operating income	274,954	(168,156)	106,798
Marketing expense	(24,966)	—	(24,966)
Ancillary product expense	(720)	—	(720)
Operating expenses	(116,179)	8,014	(108,165)
Minority interests	(6,363)	6,363	—

Pre-tax net income	60,640	22,756	83,396
Income taxes	(21,830)	(8,192)	(30,022)

Net income	$38,810	$14,564	$53,374

Weighted average shares outstanding	50,022	50,022	50,022

Net income per common share	$0.78	$0.29	$1.07

Gross loans and fees receivable	$829,189	$1,924,936	$2,754,125